UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest  event  reported): May 16, 2005

                               SEAMLESS WI-FI, INC
                               -------------------
             (Exact name of registrant as specified in its charter).

            Nevada                  0-20259                   33-0845463
            ------                  -------                   ----------
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)

10120 South Eastern Avenue, Suite 200, Henderson, Nevada        89052
--------------------------------------------------------        -----
      (Address of principal executive offices)                (Zip Code)

                                  775-588-2387
                                  ------------
               Registrant's telephone number, including area code

                         ALPHA WIRELESS BROADBAND, INC.
                         ------------------------------
         10120 South Eastern Avenue, Suite 200, Henderson, Nevada 89052
         --------------------------------------------------------------
          (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1-Registrant's  Business  and  Operations
-------------------------------------------------


Item  8.01  Other  Events
-------------------------

On or about May 16, 2005, the Board of Directors approved the name change of Alpha Wireless Broadband, Inc. to Seamless Wi-Fi, Inc., and the name of its subsidiary Skyy-Fi, Inc to Seamless Skyy-Fi, Inc. The effective date for the name change is to be June 3, 2005.

On or about May 17, 2005 the Board of Directors approved 1,000 shares for 1 share stock reverse that was then approved by a majority of the stock holders. The effective reverse date is to be June 3, 2005.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seamless  Wi-Fi,  Inc.
----------------------
(Registrant)

June  2,  2005
--------------
Date

/s/  Albert  R.  Reda
---------------------
Albert  R.  Reda,  President


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